UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2005

EDUCATION FUNDING CAPITAL I, LLC

(DEPOSITOR)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-103502	27-0046437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file Number)	(I.R.S. Employer Identification Number)

Six East Fourth Street

Suite 310-A

Cincinnati, Ohio 45202

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (866) 300-8112

EDUCATION FUNDING CAPITAL TRUST - IV

(ISSUER)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-111959-01	51-6553467
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file Number)	(I.R.S. Employer Identification Number)

c/o U.S. Bank National Association

CN-WN-06CT

425 Walnut Street, 6th Floor

Cincinnati, Ohio 45202

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (513) 632-2518

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Supplemental Indenture and Exchange of Student Loans

In accordance with the Indenture of Trust (the “Indenture”), dated as of May 1, 2004, among Education Funding Capital Trust-IV (the “Trust), U.S. Bank National Association as Indenture Trustee (the “Indenture Trustee”) and Fifth Third as Trust Eligible Lender Trustee (the “Trust Eligible Lender Trustee”), the Issuer, the Indenture Trustee and the Trust Eligible Lender Trustee entered into a Supplemental Indenture (the “Supplement”), dated as of August 9, 2005, having obtained written confirmation from each rating agency currently rating the notes that the execution of such Supplement would not result in a downgrade of the ratings of the notes or cause the rating agency to suspend or withdraw the rating applicable to the notes.

The Supplement permits Education Lending, Services, Inc., as Master Servicer, to cause the Trust to exchange certain financed student loans owned by the Trust (“Financed Student Loans”) for other student loans (the “Student Loans”); provided the following conditions precedent are met: (i) the Student Loans exchanged have a fair market value that is equal to or greater than the fair market value as the Financed Student Loans being exchanged, (ii) the Student Loans exchanged have an aggregate principal amount no less than the aggregate principal amount as the Financed Student Loans being exchanged; (iii) the Student Loans exchanged have substantially similar average loan balances, interest rates, Special Allowance Payments, maturity dates and statuses as the Financed Student Loans being exchanged; (iv) no Financed Student Loan shall be Financed which is not at the time authorized under this Indenture; (v) the aggregate principal balance of all Financed Student Loans exchanged shall not exceed 3% (three percent) of the pool balance as of the closing date of the issuance of the notes, (vi) the rating agency condition shall be satisfied and (vii) Education Lending, Services, Inc., as Master Servicer, shall deliver a certificate that certifies (a) that such exchange will not materially adversely affect the sufficiency of available funds to meet the obligations of the Trust under the Indenture, including without limitation, the payment of principal of and interest on the notes and (b) that the conditions precedent set forth in subclauses (i) through (v) above have been satisfied.

The above-listed conditions precedent having been satisfied, the Master Servicer caused the Trust to execute an exchange of Financed Student Loans of Arizona-based borrowers for Student Loans owned by Education Lending Group, Inc. (“ELG”), the original seller under the Indenture, on August 12, 2005. ELG sold the Financed Student Loans to the Arizona Higher Education Loan Authority in connection with a strategic alliance between the parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized in the City of Cincinnati, in the State of Ohio, on August 12, 2005.

Education Funding Capital I, LLC

By:	/s/ Perry D. Moore
Perry D. Moore
Executive Vice President – Finance

Education Funding Capital Trust - IV

By:	Education Lending Services, Inc., as Administrator

By:	/s/ Perry D. Moore
Perry D. Moore
Executive Vice President – Finance